UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 17, 2008

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Declassification of Board of Directors

The definitive proxy statement on Schedule 14A filed by Marsh & McLennan Companies, Inc. (“MMC”) with the Securities and Exchange Commission on April 1, 2008 included as Item 3 thereof an MMC-sponsored proposal to amend Article FIFTH of MMC’s Restated Certificate of Incorporation for the purpose of declassifying MMC’s Board of Directors. The proposed amendment was approved by the vote of stockholders at MMC’s annual meeting of stockholders on May 15, 2008. Accordingly, on July 17, 2008, MMC filed with the Secretary of State of the State of Delaware a Certificate of Amendment, amending Article FIFTH of MMC’s Restated Certificate of Incorporation as proposed.

Elimination of Series A Junior Participating Preferred Stock

At its meeting on July 17, 2008, MMC’s Board of Directors approved the elimination of MMC’s Series A Junior Participating Preferred Stock, no shares of which had been issued. Accordingly, on July 17, 2008, MMC filed with the Secretary of State of the State of Delaware a Certificate of Elimination providing that all matters set forth in the certificate of designation with respect to the Series A Junior Participating Preferred Stock are eliminated from MMC’s Restated Certificate of Incorporation.

Restated Certificate of Incorporation

On July 17, 2008, MMC filed with the Secretary of State of the State of Delaware a further Restated Certificate of Incorporation integrating in a single instrument the amendment to Article FIFTH and the Certificate of Elimination described above. A copy of this Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events

Guidelines for Corporate Governance

MMC’s Board of Directors has adopted amendments to MMC’s Guidelines for Corporate Governance (the “Guidelines”), effective July 17, 2008. Sections E.2 and E.5 of the Guidelines are amended to reflect the declassification of MMC’s Board of Directors referred to in Item 5.03 above. The amendments also include other updating and clarifying revisions. The Guidelines, as amended, are available on MMC’s corporate website at www.mmc.com.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Restated Certificate of Incorporation of Marsh & McLennan Companies, Inc., as filed with the Secretary of State of the State of Delaware on July 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Scott C. Budlong

Name:	Scott C. Budlong
Title:	Chief Securities & Governance Counsel, Assistant Corporate Secretary

Date:	July 18, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Restated Certificate of Incorporation of Marsh & McLennan Companies, Inc., as filed with the Secretary of State of the State of Delaware on July 17, 2008.

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